Exhibit 10.1

AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2015, is among Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Borrower”), Sunoco Logistics Partners L.P., a Delaware limited partnership (the “MLP” or the “Guarantor”, and together with the Borrower, the “Loan Parties”), the several banks and other financial institutions or entities signatories hereto, and Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as Swingline Lender and an LC Issuer.
RECITALS
A.    The Borrower, the MLP, the Administrative Agent and the Lenders and LC Issuers from time to time party thereto are parties to that certain Amended and Restated Credit Agreement, dated as of March 20, 2015 (the “Credit Agreement”).
B.    The Loan Parties have requested that the Credit Agreement be amended in the manner set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the MLP, the Administrative Agent and each Lender party hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.
Section 2.    Amendments to Credit Agreement. The Credit Agreement is amended, as of the Amendment Effective Date (as defined below), as follows:
(a)    The definition of “Applicable Rate” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following proviso immediately after the word “date” at the end of the first sentence thereof:
“; provided, that the Applicable Rate with respect to calculating Base Rate Margin and Eurodollar Margin for any Revolving Tranche B Loans will be the percent per annum so determined plus 0.01%.”
(b)    Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetic order:
““Amendment No. 1 Effective Date” means June 29, 2015.”
““Revolving Tranche A” has the meaning specified in Section 2.01.”

““Revolving Tranche B” has the meaning specified in Section 2.01.”
““Revolving Tranche A Loan” means a Loan made by a Lender pursuant to that portion of its Commitment that has been allocated to Revolving Tranche A pursuant to Section 2.01.”
““Revolving Tranche B Loan” or “Specified Revolving Loan” means a Loan made by a Lender pursuant to that portion of its Commitment that has been allocated to Revolving Tranche B pursuant to Section 2.01.”
““Tranche” means each of Revolving Tranche A and Revolving Tranche B.
(c)    Section 2.01 (Loans) of the Credit Agreement is hereby amended by adding the following new paragraph immediately after the end thereof:
“On the Amendment No. 1 Effective Date, the Aggregate Commitments are allocated as follows: (a) $2,500,000,000 to Revolving Tranche A (“Revolving Tranche A”), and (b) $0 to Revolving Tranche B (“Revolving Tranche B”). The Borrower may from time to time reallocate all or a portion of the Aggregate Commitments from one Tranche to the other Tranche by providing written notice to the Administrative Agent; provided that (i) Borrower may reallocate not more than fifteen (15) times during the term of this Agreement; (ii) the Aggregate Commitments allocated to Revolving Tranche B may not at any time exceed $1,000,000,000, (iii) the outstanding principal balance of Revolving Tranche A Loans may not at any time exceed the amount of Aggregate Commitments that have been allocated to Revolving Tranche A; (iv) the outstanding principal balance of Revolving Tranche B Loans may not at any time exceed the amount of Aggregate Commitments that have been allocated to Revolving Tranche B; (v) both before and after giving effect to such reallocation, no Default or Event of Default exists and any notice of reallocation shall constitute a representation and warranty by the Borrower to that effect; (vi) such notice shall be received by the Administrative Agent not less than three (3) Business Days prior to the requested effective date of such reallocation, and (vii) such notice shall (I) state that it is a “Notice of Reallocation” pursuant to this Agreement, (II) indicate the dollar amount of the Aggregate Commitments that are allocated to Revolving Tranche A and to Revolving Tranche B before giving effect to the requested reallocation, and (III) indicate the dollar amount of the Aggregate Commitments that will be allocated to Revolving Tranche A and to Revolving Tranche B after giving effect to the requested reallocation.”
(d)    Section 2.03 (Requests for New Loans) of the Credit Agreement is hereby amended by deleting the word “and” from the end of paragraph (a) and adding the following new paragraph (b) after the end thereof (and whereupon existing paragraph (b) shall be re-numbered accordingly as paragraph (c)):
“(b)     specify whether such Loans being requested (if Revolving Credit Loans) are Revolving Tranche A Loans or Revolving Tranche B Loans; and”
(e)    Section 2.06 (Repayment and Prepayments of Loans) of the Credit Agreement is hereby amended by adding the following sentence immediately after the third sentence thereof:

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“Any notice of prepayment given pursuant to this Section 2.06 shall specify whether the prepayment is of Revolving Tranche A Loans or Revolving Tranche B Loans.”
(f)    Exhibit C (Forms of Loan Notice) of the Credit Agreement is hereby replaced in its entirety with Annex 1 hereto. Each reference in the Credit Agreement to the term “Exhibit C” when used in connection with Revolving Tranche A Loans means Exhibit C-1, and each reference in the Credit Agreement to the term “Exhibit C” when used in connection with Revolving Tranche B Loans means Exhibit C-2.
Section 3.    Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received:
(i)    counterparts of this Amendment, duly executed by the Borrower, the MLP, the Administrative Agent and Required Lenders; and
(ii)    a certificate signed by a Responsible Officer of each Loan Party certifying that, before and after giving effect to this Amendment:
(A)    each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (other than the representation and warranty contained in Section 5.06(b) of the Credit Agreement) are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except that (x) the representations and warranties contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished to the Administrative Agent pursuant to Section 6.01 of the Credit Agreement, (y) to the extent any such representations and warranties relate, by their terms, to a specific date, such representations and warranties shall be true and correct in all material respects on and as of such specific date, and (z) to the extent any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects; and
(B)    no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.
(b)    The Borrower shall have paid (i) all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) day prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date upon which the Amendment shall be effective (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
The date on which such conditions have been satisfied or waived in accordance with Section 10.01 of the Credit Agreement is referred to herein as the “Amendment Effective Date”.

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The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.    Representations and Warranties. Each of the Borrower and the MLP hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(a)    Each Loan Party has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.
(b)    No permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment or to consummate any transactions contemplated hereby.
(c)    This Amendment constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights.
(d)    The execution and delivery by each Loan Party of this Amendment and the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of such Loan Party or any General Partner, or (3) any material Contractual Obligation, judgment, license, order or permit applicable to or binding upon such Loan Party, any Subsidiary or any General Partner, (ii) result in the acceleration of any Indebtedness owed by any Loan Party, any of its Subsidiaries, any of its Unrestricted Subsidiaries or any General Partner or (iii) result in or require the creation of any Lien upon any assets or properties of any Loan Party, any of its Subsidiaries or any General Partner, except, in each case with respect to the preceding clauses (i) through (iii), as could not reasonably be expected to have a Material Adverse Effect.
(e)    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 5.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Loan Parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Loan Parties that would require the waiver or consent of the Administrative Agent or the Lenders. Without limiting the foregoing and without limiting any provisions of the Guaranty, Guarantor hereby (a) waives any defense of a surety or guarantor or any other obligor arising in connection with, in respect of or by reason of the ETP Guaranty, (b) acknowledges and agrees that none of its obligations or liabilities under and pursuant to the Guaranty are released, diminished, impaired or otherwise affected by this Amendment or by the ETP Guaranty, and (c) acknowledges and agrees that all

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obligations and liabilities under and pursuant to the Guaranty are, and shall continue to be, in full force and effect. As used herein, “ETP Guaranty” means the Support Agreement dated June 29, 2015 executed by and among Energy Transfer Partners, L.P., a Delaware limited partnership, the Borrower and the Guarantor.
Section 6.    Effect of Amendment. On and after the Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended hereby.
Section 7.    Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.
Section 8.    References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.
Section 9.    Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.
Section 10.    Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.
Section 11.    Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures on following pages.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SUNOCO LOGISTICS PARTNERS
OPERATIONS L.P., as Borrower

By:	SUNOCO LOGISTICS PARTNERS GP LLC,
its General Partner

	By:	/s/ Peter J. Gvazdauskas
Peter Gvazdauskas
Chief Financial Officer and Treasurer

SUNOCO LOGISTICS PARTNERS L.P., as
Guarantor

By:	SUNOCO PARTNERS LLC, its General Partner

	By:	/s/ Peter J.Gvazdauskas
Peter Gvazdauskas
Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

CITIBANK, N.A., as Administrative Agent, a LC Issuer, Swingline Lender and a Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a LC Issuer and a Lender

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

MIZUHO BANK, LTD. as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a LC Issuer and a Lender

By:	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

TD BANK, N.A., as a LC Issuer and a Lender

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Executive Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

THE BANK OF TOKYO MITSUBISHI UFJ, LTD., a LC Issuer and a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a LC Issuer and a Lender

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Assistant Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ A. Dawson
Name:	A. Dawson
Title:	Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

BNP PARIBAS, as a Lender

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Franziska Schoch
Name:	Franziska Schoch
Title:	Authorized Signatory

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

DNB CAPITAL LLC, as a Lender

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ A. Paul Dawley
Name:	A. Paul Dawley
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Vice President

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement

Annex 1

EXHIBIT C

FORMS OF LOAN NOTICE

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EXHIBIT C-1

FORM OF LOAN NOTICE (REVOLVING TRANCHE A LOANS AND SWINGLINE LOANS)

Date:_______________, ____

To:	Citibank, N.A., as the Administrative Agent [Citibank, N.A., as the Swingline Lender]
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 20, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Borrower”), Sunoco Logistics Partners L.P., a Delaware limited Partnership (the “Guarantor”), Citibank, N.A., as Administrative Agent, Swingline Lender and an LC Issuer, and the Lenders and other agents from time to time parties thereto. Terms that are defined in the Agreement are used herein with the meanings given them in the Agreement.
[Pursuant to the terms of the Agreement, the Borrower hereby requests the [Lenders/Swingline Lender] to make [Revolving Tranche A/Swingline] Loans to Borrower in the aggregate principal amount of $ __________ and specifies ____________________, 20____, as the date Borrower desires for the [Lenders/Swingline Lender] to make such [Revolving Tranche A/Swingline] Loans and for the Administrative Agent to deliver to the Borrower the proceeds thereof. Such [Revolving Tranche A/Swingline] Loans are hereby designated as follows:
Type of Loans:
[Fixed Period Eurodollar Loans][Base Rate Loans] [for Revolving Tranche A Loans]
[Daily Floating Eurodollar Loans][Base Rate Loans] [for Swingline Loans]
Length of Interest Period for the requested Fixed Period Eurodollar Loans: __ months.
[Borrower hereby requests a conversion or continuation of existing Loans into a new Borrowing pursuant to Section 2.04 of the Agreement as follows:
Existing Borrowing(s) of Loans to be Continued or Converted:
$     of Revolving Tranche A Loans that are Fixed Period Eurodollar Loans with Interest Period ending _______________
$     of Revolving Tranche A Loans that are Base Rate Loans
$     of Swingline Loans that are Daily Floating Eurodollar Loans

15211527_6    2

$     of Swingline Loans that are Base Rate Loans
Aggregate amount of new Borrowing:                    $___________
Type of Loans in new Borrowing:    [Fixed Period Eurodollar Loans][Base Rate Loans]
Date of Continuation or Conversion:                        ____________
Length of Interest Period for Fixed Period Eurodollar Loans:        ____ months]
To induce the [Lenders/Swingline Lender] to [make/continue/convert] such Loans, the Borrower hereby represents, warrants, acknowledges, and agrees to and with the Administrative Agent and each Lender that:
(a)    The undersigned is the duly elected, qualified and acting officer of Sunoco Logistics Partners GP LLC, the general partner of the Borrower, as indicated below such officer’s signature hereto having all necessary authority to act for the Borrower in making the request herein contained.
(b)    The representations and warranties made by the Loan Parties in the Agreement are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality) on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and except, for the purposes of this Loan Notice, that (i) the representations and warranties contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished to the Lenders by the Guarantor, and (ii) no representation or warranty is made with respect to Section 5.06(b) of the Credit Agreement.
(c)    There does not exist on the date hereof any condition or event that constitutes a Default or Event of Default that has not been waived in writing as provided in Section 10.01 of the Agreement; nor will any such Default or Event of Default exist upon the Borrower’s receipt and application of the Loans requested hereby.
(d)    The Borrowings requested herein comply with the requirements set forth in [Section 2.02 and] Section 2.03 of the Agreement.
The undersigned hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of the Borrower are true, correct and complete in all material respects.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

15211527_6    3

IN WITNESS WHEREOF, this instrument is executed as of __________ __, 20__.

SUNOCO LOGISTICS PARTNERS
OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:
Name:
Title:

15211527_6    1

EXHIBIT C-2
FORM OF LOAN NOTICE (REVOLVING TRANCHE B LOANS)

Date:_______________, ____

To:	Citibank, N.A., as the Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 20, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Borrower”), Sunoco Logistics Partners L.P., a Delaware limited Partnership (the “Guarantor”), Citibank, N.A., as Administrative Agent, Swingline Lender and an LC Issuer, and the Lenders and other agents from time to time parties thereto. Terms that are defined in the Agreement are used herein with the meanings given them in the Agreement.
[Pursuant to the terms of the Agreement, the Borrower hereby requests the Lenders to make Revolving Tranche B Loans to Borrower in the aggregate principal amount of $ __________ and specifies ____________________, 20____, as the date Borrower desires for the Lenders to make such Revolving Tranche B Loans and for the Administrative Agent to deliver to the Borrower the proceeds thereof. Such Revolving Tranche B Loans are hereby designated as follows:
Type of Loans:
[Fixed Period Eurodollar Loans][Base Rate Loans]

Length of Interest Period for the requested Fixed Period Eurodollar Loans: __ months.
[Borrower hereby requests a conversion or continuation of existing Loans into a new Borrowing pursuant to Section 2.04 of the Agreement as follows:
Existing Borrowing(s) of Loans to be Continued or Converted:
$     of Revolving Tranche B Loans that are Fixed Period Eurodollar Loans with             Interest     Period ending _______________
$     of Revolving Tranche B Loans that are Base Rate Loans
Aggregate amount of new Borrowing:                    $___________
Type of Loans in new Borrowing:    [Fixed Period Eurodollar Loans][Base Rate Loans]
Date of Continuation or Conversion:                        ____________

15211527_6    2

Length of Interest Period for Fixed Period Eurodollar Loans:        ____ months]
To induce the Lenders to [make/continue/convert] such Loans, the Borrower hereby represents, warrants, acknowledges, and agrees to and with the Administrative Agent and each Lender that:
(a)    The undersigned is the duly elected, qualified and acting officer of Sunoco Logistics Partners GP LLC, the general partner of the Borrower, as indicated below such officer’s signature hereto having all necessary authority to act for the Borrower in making the request herein contained.
(b)    The representations and warranties made by the Loan Parties in the Agreement are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality) on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and except, for the purposes of this Loan Notice, that (i) the representations and warranties contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished to the Lenders by the Guarantor, and (ii) no representation or warranty is made with respect to Section 5.06(b) of the Credit Agreement.
(c)    There does not exist on the date hereof any condition or event that constitutes a Default or Event of Default that has not been waived in writing as provided in Section 10.01 of the Agreement; nor will any such Default or Event of Default exist upon the Borrower’s receipt and application of the Loans requested hereby.
(d)    The Borrowings requested herein comply with the requirements set forth in Section 2.03 of the Agreement.
The undersigned hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of the Borrower are true, correct and complete in all material respects.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

15211527_6    3

IN WITNESS WHEREOF, this instrument is executed as of __________ __, 20__.

SUNOCO LOGISTICS PARTNERS
OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:
Name:
Title:

Signature Page to Amendment No. 1
to SXL Amended and Restated Credit Agreement